Investor Presentation

November 13, 2025

Nasdaq: SHFS

Forward Looking Statement

This presentation (this "Presentation") has been prepared by SHF Holdings, Inc. (the "Company") and is being presented in reliance on your representation that you are a qualified institutional buyer or an institutional accredited investor as such terms are defined in the federal securities laws. These materials are not an offer to sell, and we are not seeking an offer to buy, any securities of the Company. Our securities may only be sold pursuant to an effective registration statement filed with the Securities and Exchange Commission (the "SEC") or an exemption therefrom. By receiving this information, you expressly agree to maintain the confidentiality of the information herein and to use any such information in accordance with your compliance policies, contractual obligations, and applicable law, including federal and state securities laws. No representations, warranties, or undertakings, express or implied, are made by the Company or any of its affiliates, advisers or representatives or placement agents as to, and no reliance should be placed upon, the accuracy, fairness, completeness or correctness of the information or opinions presented or contained in this presentation. By viewing or accessing the information contained in this Presentation, you acknowledge and agree that none of the Company or any of its affiliates, advisers or representatives or the placement agents accept any responsibility whatsoever (in negligence or otherwise) for any loss howsoever arising from any information presented or contained in this Presentation or otherwise arising in connection with this Presentation. The information presented or contained in this Presentation is subject to change without notice and its accuracy is not guaranteed. None of the Company or any of its affiliates, advisers or representatives or placement agents make any undertaking to update any such information subsequent to the date hereof except as required by law. This Presentation should not be construed as legal, tax, investment, or other advice.

This Presentation contains forward-looking statements that reflect the Company's intent, beliefs, or current expectations about the future. These statements can be recognized by the use of words such as "expects," plans," "will," "estimates," "projects," "intends" or words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance and are based on estimates and information available to the Company, as of the date of this Presentation, and a number of assumptions about the Company's operations and certain risk factors, including those described in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on April 10, 2025 and amended on April 30, 2025. All statements other than statements of historical fact in this Presentation are forward-looking statements, including but not limited to, the Company's goals and growth strategies.

These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations, assumptions, estimates and projections about the Company and the industry. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or to changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that its expectations will turn out to be correct, and investors are cautioned that actual results may differ materially from the anticipated results.

This Presentation does not constitute an offer to sell or an invitation to purchase or subscribe for any securities of the Company for sale in the United States or anywhere else. No part of this Presentation shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Specifically, these materials do not constitute a "prospectus" within the meaning of the US Securities Act of 1933, as amended, and the regulations enacted thereunder. This Presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company. Any decision to purchase the Company's securities should be made solely on the basis of the information contained in the Company's public filings and any prospectus relating to the proposed offering.

THE INFORMATION CONTAINED IN THIS DOCUMENT IS BEING GIVEN SOLELY FOR YOUR INFORMATION AND ONLY FOR YOUR USE IN CONNECTION WITH THIS PRESENTATION THE INFORMATION CONTAINED HEREIN MAY NOT BE COPIED, REPRODUCED, REDISTRIBUTED, OR OTHERWISE DISCLOSED, IN WHOLE OR IN PART, TO ANY OTHER PERSON IN ANY MANNER

Safe Harbor is building ***the compliant fintech operating system for the cannabis industry****, transforming how businesses bank, borrow, operate and grow.*

About Safe Harbor

One of the first compliant cannabis banking platforms in the U.S., launched in 2015. We set the standard.

Scaled fintech platform nationally Over $26B processed, 770+ CRB accounts, $108M under management across 41 states and territories.

Enables compliant banking, lending, and financial operations through proprietary software, compliance infrastructure, and a team with deep domain expertise.

Mitigates risk and strengthens compliance for both financial institutions and cannabis operators.

Improves efficiency and lowers costs through integrated technology, streamlined operations, and scalable managed services.

SHF Holdings NASDAQ: SHFS	
Stock Price 11/11/25	$2.02
Market Cap 11/11/25	$6.2 million
Average Trading Volume	1,551,554
Shares Outstanding 11/11/25	3.08 million
Cash Balance (No Debt)	$6.8 million
Average Monthly Deposit Balance 9/30/25	$108 million
FI Loans Managed at 9/30/25	$53 million
52 Week Range	$1.84 -$10.53

Why invest in Safe Harbor?

SHFS the Nasdaq Listing

Executing on our Growth Strategy! We have on-boarded one of the largest indoor grows in California, won back a dispensary chain in Florida, and one of the largest payroll providers to the industry. Today we have $108M in managed assets up 6% over Q1'25.

Trading Below Book Value $6.2M Market Cap vs BV of $7.0M, absent consideration of the potential to utilize our $44.7 million deferred tax asset and the inherent value of the Nasdaq listing.

Trading Below Net Cash Net Cash Balance of $6.8M with no debt as of September 30, 2025.

SHFS the Business

Proven industry pioneer with hundreds of long-standing trusted clients.

Well positioned to benefit from potential federal cannabis rescheduling & regulatory reform.

Experienced management team with deep expertise in finance, fintech, and cannabis, uniquely positioned to bridge highly regulated industries.

Aligned incentives Board, management, and employee compensation are now tied to stock performance. CEO and others invested in the Series B.

At an inflection point with the right strategy, at the right timing, and with the right team that has the capital to scale this fintech platform.

FI - Market Size


State Chartered FIs Serving CRBs, 683
National Banks & Federal Credit Unions, 3,721
State Chartered FIs Not Serving CRBs, 4,736

Source: FinCEN

With only 8% of U.S. financial institutions serving the cannabis market, the industry remains highly underpenetrated, presenting an opportunity for Safe Harbor.

Market Overview

- **Only 683 of 9,140 total FIs** currently serve CRBs. This could expand as the industry grows past $76B by 2030.
- 41% of FIs (3,721) Federally Chartered; Could Expand with Regulatory Reform (STATES Act or SAFER Banking Act)
- Adjacent industries can leverage us, including payroll and insurance companies servicing CRBs

CRB Market Size



U.S. Cannabis Market
Size, by Source, 2020 - 2030 (USD Billion)
$38.5B
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Marijuana
Hemp
GRAND VIEW RESEARCH
11.5%
U.S. Market CAGR, 2025 - 2030
Source:
www.grandviewresearch.com

U.S. Cannabis Market Report Scope

Report Attribute	Details
Market size value in 2025	USD 44.30 billion
Revenue forecast in 2030	USD 76.39 billion
Growth rate	CAGR of 11.51% from 2025 to 2030
Actual data	2018 - 2023
Forecast data	2025 - 2030
Quantitative units	Revenue in USD million/billion and CAGR from 2025 to 2030

Market Overview

- The U.S. cannabis market is projected to reach **$76B by 2030.**
- Assuming an average EBITDA margin of 10–15%, up to **$64.6B will be spent on employees, contractors, supplies, packaging, infrastructure, maintenance, and consulting** — representing significant financial activity flowing through the ecosystem.

NOTE: These estimates are based on historical trends and may not be indicative of future results.

The Opportunity

We are building ***the compliant fintech operating system for the cannabis industry***, transforming how businesses bank, borrow, operate and grow.

For Financial Institutions We are reducing FI cost, risk, and complexity while increasing their deposit retention & efficiency ratio through the implementation of Fully Managed services

For Cannabis Businesses We are expanding banking, lending, managed services, and consulting to lower costs and strengthen financial health.


SAFE HARBOR
$32,829.46

Hub & Spoke Opportunity

A strong lending platform serves as an accelerant for growth in banking, managed services, consulting – and FIs.

Cross-sell specialized financial and operational solutions.

Maximize share of client spend, retention ("stickiness") and LTV



Banking
Infrastructure
FI's
Partners
CRBs
Lending
Managed Services

How We'll Get There

EXPAND FINANCIAL INSTITUTION PARTNERSHIPS	SCALE DEPOSITS	GROW LENDING	DIVERSIFY REVENUE SOURCES	CROSS SELL ACROSS THE PLATFORM
Only **8%** of Financial Institutions in the U.S. serve Cannabis Businesses today.	Increase deposits through direct new FI acquisition and strategic partnerships with industry stalwarts.	Create the lending tree of cannabis, through origination and syndication across diversified funding sources.	Grow fee-based income through managed services, consulting, compliance, and various platform services that create long-term, high-retention clients.	Drive greater share of wallet by offering integrated banking, lending, managed services and consulting to existing clients, deepening client relationships and expanding recurring revenue.

Our focus is to drive scalable growth through deposits, lending, cross sell, and recurring revenue diversification.

Accomplishments... Past 8 Months

Client & Deposit Growth Reversed customer attrition and resumed new CRB growth on the Safe Harbor platform.

- Active accounts **+2% Q3/Q2** and **+4% Y/Y**
- Average deposit balances **+11% Q3/Q1**

Capital Structure Raised **$6.8 million**, eliminated **$19 million in debt**, and completed a **$24 million recapitalization**, resolving near-term liquidity issues. Re-established Nasdaq compliance.

Alignment & Incentives Leveraged stock-based compensation to align leadership performance with shareholder value.

Operational Efficiency Reduced annualized run-rate expenses by **~$3 million** in 2025.

Platform Expansion Built and launched new **managed services and consulting solutions** to help cannabis operators reduce their cost of operations.

Strategic Partnerships Announced alliances with **Bennett Thrasher**, **FundCanna**, and **Wurk** along with expanded financial and service offerings.

Brand & Market Presence Refreshed brand identity, launched new website, launched new service offerings, and are in the process of launching a comprehensive marketing plan.

Experienced Management Team







Terry Mendez

Chief Executive Officer

- CEO since February 2025, driving strategy and scale at Safe Harbor.
- Former CEO who led multiple successful turnarounds of cannabis MSOs and SSOs.
- Former senior executive in Global 1000 and Fortune 500 companies, with 25+ years in finance and operations; Big 4 CPA.
- Graduate of the Wharton School of Business.

Mike Regan

Chief Investment & Strategy Officer

- Leads capital strategy and product innovation at Safe Harbor.
- Former equity analyst at Credit Suisse, Deutsche Bank, and several long/short hedge funds.
- Cannabis finance expert since 2019; founded Excelsior Equities.
- Graduate of the MIT Sloan School of Management.

Jeffrey Kay

Chief Marketing Officer

- Leads marketing strategy, brand, growth, and partner marketing at Safe Harbor.
- Former Chief Marketing Officer for multiple MSO/SSO turnarounds; expert in cannabis and financial marketing.
- Founded and led a marketing agency serving top-tier cannabis, consumer, and financial brands.
- Served on multiple cannabis boards.

Why invest in Safe Harbor?

SHFS the Nasdaq Listing

Executing on our Growth Strategy! We have on-boarded one of the largest indoor grows in California, won back a dispensary chain in Florida, and one of the largest payroll providers to the industry. Today we have $108M in managed assets up 6% over Q1'25.

Trading Below Book Value $6.2M Market Cap vs BV of $7.0M, absent consideration of the potential to utilize our $44.7 million deferred tax asset and the inherent value of the Nasdaq listing.

Trading Below Net Cash Net Cash Balance of $6.8M with no debt as of September 30, 2025.

SHFS the Business

Proven industry pioneer with hundreds of long-standing trusted clients.

Well positioned to benefit from potential federal cannabis rescheduling & regulatory reform.

Experienced management team with deep expertise in finance, fintech, and cannabis, uniquely positioned to bridge highly regulated industries.

Aligned incentives Board, management, and employee compensation are now tied to stock performance. CEO and others invested in the Series B.

At an inflection point with the right strategy, at the right timing, and with the right team that has the capital to scale this fintech platform.

Thank You

Mike Regan
Chief Investment & Strategy Officer
O: 720.826.6282
E: michael.regan@shfinancial.org

Phil Carlson
KCSA Strategic Communications
O: 212.896.1233
E: pcarlson@kcsa.com